EQ PREMIER VIP TRUST

SUPPLEMENT DATED JANUARY 5, 2021 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain a copy of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a reduction to the fee rates payable by the Portfolios of the Trust for administrative services.

Effective January 1, 2021, the section of the Prospectus entitled “Management Fees” is amended by replacing the last sentence of the third paragraph with the following:

The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0775% thereafter.

Effective January 1, 2021, the section of the SAI entitled “The Administrator” is amended by replacing the last sentence of the first paragraph with the following:

The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.0775% thereafter.